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CERTIFICATION

PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

We, Office of the President and Chief Executive Officer, certify that:

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1.	We have reviewed this Quarterly Report on Form 10-Q of Cypress Semiconductor Corporation;

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2.

Based on our knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

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3.

Based on our knowledge, the financial statements, and other financial information include

d in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

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4.

The registrant’s other certifying officer(s) and us are responsible for establishing and m aintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

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a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervisio

n, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

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b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

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c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls an

d procedures, as of the end of the period covered by this report based on such evaluation; and

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d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s m ost recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

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5.

The registrant’s other certifying officer(s) and us have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

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a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize a nd report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated:	May 10, 2016	By:	/s/ HASSANE EL-KHOURY
HASSANE EL-KHOURY
Executive Vice President, Programmable Systems Administration

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Dated:	May 10, 2016	By:	/s/ DANA NAZARIAN
DANA NAZARIAN
Executive Vice President, Memory Products Division

Dated:	May 10, 2016	By:	/s/ JOSEPH RAUSCHMAYER
JOSEPH RAUSCHMAYER

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Executive Vice President, World Wide Manufacturing

Dated:	May 10, 2016	By:	/s/ THAD TRENT
THAD TRENT
Executive Vice President, Finance and Administration and Chief Financial Officer